UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT STRATEGIC

OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Strategic Opportunities Fund

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a brokerdealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-866-351-4440. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-351-4440 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

NexPoint Strategic Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2018	NexPoint Strategic Opportunities Fund

2018 Performance

In 2018, the net asset value (“NAV”) of the NexPoint Strategic Opportunities Fund (formerly, NexPoint Credit Strategies Fund (“NHF” or the “Fund”) was up 3.59% while its market price was down 8.93%, including reinvested dividends. 2018 ended up being the worst year for stocks since 2008 and was only the second year that the Dow Jones Industrial Average and the S&P 500 have fallen in the last decade. After rising 9% for the first three quarters of the year, the S&P 500 gave up all those gains and ended the year down 4.39%. December was particularly challenging as the S&P declined 9.7%, which is the worst December for equities since the 1930s. Over 90% of assets classes were down in 2018 making it nearly impossible to hide. One respite was bonds, which were up slightly with the Barclays Aggregate bond index posting a positive return of 0.1%. Despite these meaningful market headwinds the fund significantly outperformed with a positive NAV return of 3.59%.

NHF	1 Year	3 Year	5 Year	Inception to Date

NAV	3.59%	14.85%	8.67%	5.11%

Market Price	-8.93%	13.97%	8.99%	3.30%

The Fund has also performed very well over the long term, up 124% and outperforming 99% of all closed-end funds since the PM inception in 2012. In 2015, NHF completed the spin-off of NexPoint Residential Trust, Inc. (“NXRT”; NYSE:NXRT), a publicly traded REIT. Investors that held their NHF and NXRT shares through and after the spin-off have experienced a combined 250% total return, outperforming all U.S. listed closed-end funds during the period since PM inception. The Fund has also performed very well over the medium and long-term. Over the last 3 years the Fund is up 13.59% annualized while the S&P 500 was up 9.24%. Over the last 5 years the Fund is up 14.55% annualized while the S&P 500 returned 13.00%. Additionally, the Fund is the #1 performing fund in its category over the last 3, 5 and 10 years.

For the year ended December 31, 2018, the top contributing investments to performance was NexPoint Real Estate Opportunities, LLC (one of the Fund’s wholly-owned REIT subsidiaries) (“NREO”), Jernigan Capital, Inc., NexPoint Real Estate Capital, LLC (the Fund’s other wholly-owned REIT subsidiary) (“NREC”) and Freddie Mac K-deals (see below). Investments in Real Estate contributed approximately 4.7% to the Fund’s NAV return. The top detracting investments in the portfolio for the year ended December 31, 2018 were Corporacion America Airports, MGM Studios and Portola Pharmaceuticals, and the Fund’s bond and CLO investments detracted approximately 1.4% from the Fund’s NAV return.

Portfolio Highlights

On April 20, 2018, the Fund announced the commencement of a non-transferable rights offering to purchase additional shares of common stock of the Fund. The offering was a success, with total subscriptions equaling 177% of the primary offering. The Fund successfully raised $202 million in new investor capital to take advantage of accretive and opportunistic investment ideas, most of which were the largest contributors to performance for the year.

NHF has invested in three separate Freddie Mac sponsored K-Deals securitizations, more specifically B-Pieces, which have been, in our opinion, a successful and sought-after exclusive securitization program offering a wide-range of multifamily products. As of December 31, 2018, there have been 266 K-Deal transactions for a combined $292.36 billion in issuance and 15,109 loan originated and securitized with less than 1 basis point of losses. B-Pieces offer an attractive risk-adjusted return with a strong underlying credit profile, pooled diversification, and are backed by an asset class we intimately understand.

NREO made a number of investments in real estate assets during 2018, totaling $210 million of total real estate value. These investments included VineBrook, SAFStor, CityPlace Tower, Doubletree Pacific Northwest Portfolio, and Marriott Modern Uptown Dallas.

•

VineBrook owns and operates approximately 4,200 cash flowing single family rental homes in well-located areas across the Midwest. VineBrook looks to exploit the fundamental mispricing of workforce single-family residential assets in the U.S., leveraging supply-demand imbalances to acquire units at significant discounts to replacement cost and to generate attractive income from rental operations.

•

SAFStor owns, develops and redevelops single and multi-story self-storage properties. As of December 31, 2018, NREO has invested $35.6 million of equity to fund the development of 7 individual storage facilities.

•

CityPlace Tower is a 42-story, 1.3 million square foot, trophy office building located adjacent to the Uptown submarket in Dallas, Texas. We plan to invest significant capital to provide class-A amenities and reposition the asset to achieve higher rental rates in both the office and retail spaces.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2018	NexPoint Strategic Opportunities Fund

•

On May 3, 2018, NREO purchased a portfolio of 5 DoubleTree Hotels in the Pacific Northwest. The portfolio consisted of 516 rooms in submarkets of the greater Portland and Seattle MSAs, two of the fastest growing markets in the country.

•

As of December 31, 2018, NREO has invested $15.2 million of equity to fund an upscale Marriott hotel in the heart of the Uptown submarket of Dallas, Texas. The total project costs is roughly $103 million and upon completion, will boast 255 upscale guestrooms with approximately 13,000 square feet of meeting space. The Marriott Uptown will fill a void in the immediate submarket which lacks an affordable, quality hotel for the business traveler.

Lastly, the preferred equity real estate positions in NREC made a meaningful contribution to the Fund’s performance. For the full year 2018, NREC received gross distributions of $21.4 million, which included $15.5 million from 3 investments redeemed during the period. The redeemed investments generated an 11.4% average internal rate of return throughout their respective hold periods. As of December 31, 2018, NREC had preferred equity positions in 6 multifamily properties, representing $31.0 million of invested capital and earning interest at an average annual rate of 12.3%.

The Fund’s allocation to CLOs, both CLO debt and CLO equity, detracted the most to the Fund’s NAV return. While we are constructive on loans going into 2019, we don’t expect to see the same dispersion across loans, high yield, and investment grade this year that we saw in 2018. We expect to see better footing for investment-grade credit. With rates calming down, there should also be some respite for high yield. Even with an improved outlook for high yield and IG, we still favor loans and consider the asset class as the preferred place to be in credit. The CLO demand remains in place for loans, providing a level of technical support that is absent in high yield. Additionally, with a 6% carry, loans could see some price weakness in 2019 and remain positive on the year.

As of December 31, 2018 and December 31, 2017, the Fund’s investments were allocated among the following asset classes.

2017	2018

The Fund’s Strategy

The Fund’s investment adviser, NexPoint Advisers L.P. (the “Investment Adviser”), manages the Fund pursuant to a multistrategy investment program that attempts to exceed the return of the Fund’s benchmark in a transparent, registered fund format, with monthly dividends. We will typically allocate the Fund’s investments in the following asset classes: public equities, private equity investments, collateralized loan obligation (CLOs) debt, high yield bonds, syndicated floating rate bank loans, real estate assets, CLO equity, non-traditional yield oriented investments and may hedge exposure where necessary.

Shareholder Loyalty Program

In July 2012, we developed and implemented a unique and creative Shareholder Loyalty Program (the “Program”) that we believe rewards long-term shareholders while aligning the interests of the portfolio manager and other employees of the Investment Adviser and its affiliates with those of the Fund’s shareholders. The primary purpose of the Program is to promote shareholder loyalty. Subject to certain limitations, the Program offers shareholders a 2% gross-up on all new contributions made through accounts held by the Program’s administrator that are held for at least 12-months after initial purchase date. The Program was offered to employees of NexPoint and affiliates beginning in July 2012 and has increased direct employee ownership in the Fund. All costs of the program, including the cost of the gross-up on purchases and dividend reinvestments, are paid by the Investment Adviser, not by the Fund.

2	Annual Report

FUND PROFILE (unaudited)

NexPoint Strategic Opportunities Fund

Objective

NexPoint Strategic Opportunities Fund seeks to provide both current income and capital appreciation.

Net Assets as of December 31, 2018

$767.7 million

Portfolio Data as of December 31, 2018

The information below provides a snapshot of NexPoint Strategic Opportunities Fund at the end of the reporting period. NexPoint Strategic Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2018 (%)(1)(2)

B	51.0
C	1.9
CC	0.0	†
NR	47.1

Top 5 Sectors as of 12/31/2018 (%)(2)

Real Estate and Real Estate Investment Trust	55.7
Financial	21.5
Agency CMO	15.7
Energy	7.8
Telecommunications	7.4

Top 10 Holdings as of 12/31/2018 (%)(1)(2)

NexPoint Real Estate Opportunities, LLC (Common Stocks)	30.2
Jernigan Capital, Inc. (Preferred Stocks)	14.6
FREMF 2018-KC02, Class C, 08/25/25 (Agency Collateralized Mortgage Obligations)	6.8
FREMF 2018-K80, Class D, 08/25/50 (Agency Collateralized Mortgage Obligations)	5.2
Specialty Financial Products, Ltd. (Common Stocks)	4.8
TerreStar Corporation (Common Stocks)	4.8
NexPoint Real Estate Capital, LLC (Common Stocks)	4.4
Intel Corp. (Common Stocks)	3.5
Grayson CLO, Ltd. (Preferred Stocks)	3.3
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	3.3

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(†)	Less than 0.05%

Annual Report	3

FINANCIAL STATEMENTS

December 31, 2018	NexPoint Strategic Opportunities Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of December 31, 2018	NexPoint Strategic Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 4.9%

CHEMICALS (b)(c) - 0.3%
826,662	Vertellus Holdings LLC Second Lien Term Loan, 1-Week LIBOR + 12.000% 10/31/2021	758,545
1,366,050	Vertellus Specialties, Inc. DIP Term Loan, 1-Week LIBOR + 9.000% 01/31/2019	1,366,050

		2,124,595

ENERGY - 0.2%
499,831	Fieldwood Energy LLC Exit 1st Lien Term Loan, 1-month LIBOR + 5.250% 04/11/2022	470,468
861,558	Exit 2nd Lien Term Loan, 1-month LIBOR + 7.250% 04/11/2023	760,756

		1,231,224

GAMING & LEISURE (b)(c)(d) - 1.0%
8,322,966	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan	—
3,883,480	Ginn-LA CS Borrower LLC First Lien Tranche A Credit-Linked Deposit	—
9,677,441	LLV Holdco LLC Exit Revolver 03/03/2019 (e)	7,741,953

		7,741,953

METALS & MINERALS (b)(c) - 0.8%
6,397,453	Omnimax International, Inc. Unsecured Term Loan, PIK 14.000%, Cash 2.000% 02/06/2021	6,397,453

TELECOMMUNICATIONS (b)(c)(e) - 2.6%
19,452,460	TerreStar Corporation Term Loan A, PIK 11.000% 02/27/2020	19,433,008
456,152	Term Loan C, PIK 11.000% 02/27/2020	455,696

		19,888,704

UTILITIES (f) - 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC Non Extended Escrow Loan	230,823

	Total U.S. Senior Loans (Cost $49,876,109)	37,614,752

Asset-Backed Securities (i) - 3.5%
14,000,000	Acis CLO, Ltd. Series 2013-1A, Class SUB, VRN 0.00%, 04/18/2024 (h)	2,191,000
6,000,000	Series 2014-3A, Class E, 3-month LIBOR + 4.750%, FRN 02/01/2026 (h)	5,112,600
5,000,000	Series 2014-3A, Class F, 3-month LIBOR + 5.600%, FRN 02/01/2026 (h)	3,830,750

Principal Amount ($)		Value ($)
7,500,000	Series 2015-6A, Class SUB, VRN 0.00%, 05/01/2027 (h)	2,662,500
2,250,000	ALM VII R-2, Ltd. Series 2013-7R2A, Class SUBR, VRN 10/15/2116 (h)	1,340,100
5,462,500	CIFC Funding 2013-II, Ltd. Series 2013-2A, Class SUB, VRN 10/18/2030 (h)	2,239,625
3,214,500	CIFC Funding, Ltd. Series 2014-4A, Class SUB, VRN 0.00%, 10/17/2030 (h)	1,189,365
3,000,000	Series 2015-1A, Class SUB, VRN 1.00%, 01/22/2031 (h)	2,085,000
670,810	Highland Loan Funding V, Ltd. Series 1A Class 1 08/01/2019 (b)(c)(g)	497,808
2,934,005	Highland Park CDO, Ltd. Series 2006-1A, Class A2, 3-month LIBOR + 0.400%, FRN 11/25/2051 (g)(h)	2,743,295
5,955,627	THL Credit Wind River 2014-2 CLO, Ltd. Series 2014-2A, Class SUB, VRN 01/15/2031 (h)	2,501,363
1,500,000	Valhalla CLO, Ltd. Series 2004-1A, Class EIN 08/01/2020 (g)	298,950

	Total Asset-Backed Securities (Cost $39,386,965)	26,692,356

Agency Collateralized Mortgage Obligations (i) - 15.7%
96,460,500	FREMF Mortgage Trust Series 2018-K80, Class D 0.00%, 08/25/2050 (j)	40,388,011
1,041,269,205	Series 2018-K80, Class X2A 0.10%, 08/25/2050 (k)	7,497,138
244,366,905	Series 2018-K80, Class X2B 0.10%, 08/25/2050 (k)	1,686,132
76,080,350	Series 2018-KC02, Class C 0.00%, 08/25/2025 (j)	52,350,889
912,645,728	Series 2018-KC02, Class X2A 0.10%, 07/25/2025 (k)	3,741,848
101,440,350	Series 2018-KC02, Class X2B 0.10%, 08/25/2025 (k)	497,058
45,871,176	FREMF Trust Series 2018-KW04, Class C 0.00%, 12/25/2032 (j)	11,454,032
548,940,443	Series 2018-KW04, Class X2A 0.10%, 09/25/2028 (k)	2,827,043
61,162,105	Series 2018-KW04, Class X2B 0.10%, 12/25/2032 (k)	388,379

	Total Agency Collateralized Mortgage Obligations (Cost $109,085,418)	120,830,530

Corporate Bonds & Notes - 0.2%

ENERGY (i) - 0.2%
681	American Energy-Permian Basin LLC 11/01/2021	153
18,439,000	Ocean Rig UDW, Inc. (b)(c)(d)	1,272,291

		1,272,444

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	NexPoint Strategic Opportunities Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes (continued)

TELECOMMUNICATIONS (b)(c)(f)(l) - 0.0%
43,971,250	Avaya, Inc.	—

UTILITIES (f) - 0.0%
5,000,000	Texas Competitive Electric Holdings Co., LLC	20,000
24,000,000	Texas Competitive Electric Holdings Co., LLC	72,000

		92,000

	Total Corporate Bonds & Notes (Cost $15,889,307)	1,364,444

Foreign Corporate Bonds & Notes - 0.0%

Netherlands - 0.0%
93,180,354	Celtic Pharma Phinco BV, PIK (b)(c)(d)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Sovereign Bonds - 3.4%

SOVEREIGN BONDS - 3.4%
	Argentine Republic Government International Bond
28,000,000	2.50%, 12/31/2038 (l)(m)	15,449,280
3,700,000	5.88%, 01/11/2028 (l)	2,673,250
2,000,000	6.88%, 04/22/2021	1,814,520
5,000,000	6.88%, 01/11/2048 (l)	3,506,250
1,000,000	7.13%, 06/28/2117	718,750
40,000,000	Provincia de Buenos AiresArgentina Deposit Rates Badlar Pvt Banks + 3.830%, FRN 05/31/2022 (h)	1,028,943
24,085,000	Provincia de Mendoza ArgentinaArgentina Deposit Rates Badlar Pvt Banks + 4.375%, FRN 06/09/2021 (h)	591,573

		25,782,566

	Total Sovereign Bonds (Cost $34,040,266)	25,782,566

Convertible Foreign Bonds (i)(l)(m) - 0.1%
1,000,000	TGLT SA 9.00%, 08/03/2027	800,000

	Total Convertible Foreign Bonds (Cost $1,000,000)	800,000

Shares

Common Stocks - 72.9%

CHEMICALS - 1.5%
356,875	MPM Holdings, Inc. (n)	11,241,562
25,250	Venator Materials PLC (l)(n)	105,798
661,330	Vertellus Specialties, Inc. (b)(c)	350,505

		11,697,865

Shares		Value ($)

COMMERCIAL SERVICES (n) - 0.9%
869,803	Corp. America Airports SA (l)	5,766,794
8	Pendrell Corp.	1,200,000

		6,966,794

CONSUMER DISCRETIONARY (l)(n) - 0.0%
2,000	Despegar.com Corp.	24,820
3,532	K12, Inc.	87,558

		112,378

ENERGY - 4.7%
336	California Resources Corp. (l)(n)	5,725
129,400	Continental Resources, Inc. (l)(n)	5,200,586
44,650	EOG Resources, Inc.	3,893,927
295,841	Fieldwood Energy, Inc.	11,241,958
72,839	Fieldwood Energy, Inc.	2,767,882
2,059,555	NextDecade Corp. (n)	11,121,597
25	Ocean Rig UDW, Inc. (n)	695
63,500	Transportadora de Gas del Sur SA, Class B ADR (l)	952,500
38,285	Williams Cos., Inc. (The) (l)	844,184
23,800	YPF SA ADR	318,682

		36,347,736

FINANCIAL - 5.4%
47,354	American Banknote Corp. (b)(c)(n)	124,067
15,000	Banco Macro SA ADR (l)	663,300
100,000	BBVA Banco Frances SA ADR (l)	1,133,000
47,900	CIT Group, Inc. (l)	1,833,133
105,360	Grupo Supervielle SA ADR	914,525
33,685,010	Specialty Financial Products, Ltd. (b)(c)(e)	36,821,085

		41,489,110

GAMING & LEISURE (b)(c)(e) - 0.0%
14	LLV Holdco LLC - Litigation Trust Units	—
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE - 1.1%
24,600	Celgene Corp. (n)	1,576,614
50,000	Paratek Pharmaceuticals, Inc. (l)(n)	256,500
49,500	Patterson Cos., Inc. (l)	973,170
281,744	Portola Pharmaceuticals, Inc. (n)	5,499,643

		8,305,927

HOUSING (b)(c)(n) - 0.0%
368,150	CCD Equity Partners LLC	—

INFORMATION TECHNOLOGY - 6.2%
217,000	Applied Materials, Inc.	7,104,580
1,900	Arista Networks, Inc. (n)	400,330
78,271	Avaya Holdings Corp. (l)(n)	1,139,626
33,083	CDK Global, Inc.	1,584,014

6	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Common Stocks (continued)

INFORMATION TECHNOLOGY (continued)
101,150	Fortinet, Inc. (l)(n)	7,123,995
566,650	Intel Corp. (l)	26,592,884
1	Magnachip Semiconductor Corp. (n)	6
49,600	NXP Semiconductor NV (l)	3,634,688

		47,580,123

MATERIALS (l) - 0.0%
5,750	Huntsman Corp.	110,918

MEDIA & TELECOMMUNICATIONS - 3.5%
2,102,020	Gambier Bay LLC (b)(c)(e)(n)	241,732
10,436	Gray Television, Inc., Class A (n)	139,582
13,722	Loral Space & Communications, Inc. (l)(n)	511,144
309,137	Metro-Goldwyn-Mayer, Inc., Class A (o)	25,246,291
29,500	Sinclair Broadcast Group, Inc., Class A (l)	777,030

		26,915,779

METALS & MINERALS - 0.7%
290,500	Loma Negra Cia Industrial Argentina SA ADR (l)(n)	3,233,265
11,164	Omnimax International, Inc. (b)(c)(n)	2,172,094

		5,405,359

PHARMACEUTICALS (n) - 1.2%
76,400	Aerie Pharmaceuticals, Inc. (l)	2,758,040
58,888	Collegium Pharmaceutical, Inc. (l)	1,011,107
184,541	Heron Therapeutics, Inc. (l)	4,786,993
210,000	TG Therapeutics, Inc.	861,000

		9,417,140

REAL ESTATE - 1.0%
585,035	Allenby (b)(c)(e)(n)	1
637,603	Bluerock Residential Growth REIT, Inc. (l)	5,751,179
1,874,553	Claymore (b)(c)(e)(n)	2
28,993	Cresud SACIF y A ADR (l)(n)	352,265
5,810	IRSA Inversiones y Representaciones SA ADR (n)	75,878
1,208	IRSA Propiedades Comerciales SA ADR	21,782
39,394	NexPoint Residential Trust, Inc. (e)(l)	1,380,760

		7,581,867

REAL ESTATE INVESTMENT TRUST - 36.9%
47,000	Independence Realty Trust, Inc., REIT (l)	431,460
534,183	Jernigan Capital, Inc., REIT	10,587,507
10,837,183	NexPoint Real Estate Capital, LLC, REIT (b)(c)(e)	33,820,681
123,002,415	NexPoint Real Estate Opportunities, LLC, REIT (b)(c)(e)	231,921,053
1,644,786	United Development Funding IV, REIT (e)(n)	6,167,948

		282,928,649

Shares		Value ($)

RETAIL - 0.3%
294,500	Barnes & Noble, Inc.	2,088,005

TELECOMMUNICATIONS (b)(c)(e)(n)(o) - 4.8%
132,801	TerreStar Corporation	37,032,887

TRANSPORTATION - 1.7%
8,371,900	AMR Corp.	12,976,445

UTILITIES - 3.0%
327,750	Central Puerto SA ADR (l)	3,015,300
26,220	Entegra TC LLC, Class A (b)(c)	—
58,250	Pampa Energia SA ADR (l)(n)	1,852,932
801,028	Vistra Energy Corp. (l)(n)	18,335,531

		23,203,763

	Total Common Stocks (Cost $664,286,964)	560,160,745

Preferred Stocks - 34.0%

FINANCIAL (g)(h)(i) - 16.1%
14,500	Aberdeen Loan Funding, Ltd.	3,306,725
1,200	Brentwood CLO, Ltd.	504,000
13,800	Brentwood CLO, Ltd.	5,796,000
34,500	Eastland CLO, Ltd.	14,576,250
5,000	Eastland CLO, Ltd.	2,112,500
7,750	Gleneagles CLO, Ltd.	2,906,250
62,600	Grayson CLO, Ltd., Series II	25,040,000
4,000	Grayson Investors Corp.	1,600,000
39,000	Greenbriar CLO, Ltd.	23,205,000
3,750	Greenbriar CLO, Ltd.	2,231,250
2,500	Liberty CLO, Ltd.	1,062,500
8,500	Red River CLO, Ltd., Series PS-2	2,373,753
10,500	Rockwall CDO, Ltd.	4,305,000
6,000	Southfork CLO, Ltd.	600,000
41,500	Stratford CLO, Ltd.	19,505,000
35,507	Westchester CLO, Ltd.	14,557,870

		123,682,098

REAL ESTATE - 2.6%
18,508	Creek Pine Holdings, LLC 10.25% (c)(b)	19,438,397
53,794	RAIT Financial Trust, REIT, Series C 8.875%	121,036
9,946	RAIT Financial Trust 7.125%	220,702

		19,780,135

REAL ESTATE INVESTMENT TRUST - 15.3%
126,816	Bluerock Residential Growth REIT, Inc., Series D 7.125% (l)	2,599,094
99,223	Bluerock Residential Growth REIT, Inc., Series C 7.625% (l)	2,382,721
100,000	Jernigan Capital, Inc., 7.00% PIK, 7.00% Cash (b)(c)	112,214,270

		117,196,085

	Total Preferred Stocks (Cost $291,882,726)	260,658,318

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Exchange-Traded Funds - 0.1%
2,925	Direxion Daily Gold Miners Index Bull 3X Shares ETF	51,188
80,100	Global X MLP & Energy Infrastructure ETF	875,493

	Total Exchange-Traded Funds (Cost $3,033,782)	926,681

Principal Amount ($)

Rights - 0.1%

UTILITIES (f) - 0.1%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,197,721

	Total Rights (Cost $5,007,431)	1,197,721

Units

Warrants - 0.1%

ENERGY (n) - 0.0%
4,071	Arch Coal, Inc., expires 10/05/2023	150,627

GAMING & LEISURE (b)(c)(e)(n) - 0.0%
607	LLV Holdco LLC - Series C, Membership Interest	—
834	LLV Holdco LLC - Series D, Membership Interest	—
932	LLV Holdco LLC - Series E, Membership Interest	—
1,049	LLV Holdco LLC - Series F, Membership Interest	—
1,189	LLV Holdco LLC - Series G, Membership Interest	—

		—

INFORMATION TECHNOLOGY (n) - 0.1%
179,322	Avaya Holdings Corp.	493,135

METALS & MINERALS (b)(c)(n) - 0.0%
346	Omnimax Holdings, Inc.	67,234

	Total Warrants (Cost $251,697)	710,996

Shares

Registered Investment Companies - 0.3%
230,968	Dividend and Income Fund, Common	2,201,125

	Total Registered Investment Companies (Cost $3,279,746)	2,201,125

Purchased Put Options - 0.0%
	Total Purchased Put Options (Cost $1,111,200)	27,500

Total Investments - 135.3%		1,038,967,734

(Cost $1,280,386,137)

Shares		Value ($)

Securities Sold Short (p) - (0.3)%

Common Stocks - (0.3)%

ENERGY (f)(p) - 0.0%
(8,451)	Seventy Seven Energy, Inc.	—

INFORMATION TECHNOLOGY (p) - (0.3)%
(35,700)	Zillow Group, Inc., Class A	(1,122,051)
(50,550)	Zillow Group, Inc., Class C	(1,596,369)

		(2,718,420)

	Total Common Stocks (Proceeds $3,490,022)	(2,718,420)

	Total Securities Sold Short (Proceeds $3,490,022)	(2,718,420)

Other Assets & Liabilities, Net - (35.0)%		(268,538,141)

Net Assets - 100.0%		767,711,173

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2018. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Current LIBOR rates include 1 month which is equal to 2.50% and 3 months equal to 2.81%.

(b)

Classified as Level 3 within the three-tier fair value hierarchy. Please see Note 2 for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $512,126,812, or 66.7% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2018. See Note 2.

(d)	The issuer is, or is in danger of being, in default of its payment obligation.
(e)	Affiliated issuer. Assets with a total aggregate market value of $375,016,806, or 48.9% of net assets, were affiliated with the Fund as of December 31, 2018. See Note 11 to the financial statements.
(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(h)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. As of December 31, 2018, LIBOR rates include 1 month which is equal to 2.50%, 3 months equal to 2.81%, and BADLAR rate of 47.15%.

(i)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2018, these securities amounted to $273,277,428 or 35.6% of net assets.

8	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	NexPoint Strategic Opportunities Fund

(j)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(k)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(l)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $176,709,680.
(m)	Step coupon bond. The interest rate shown reflects the rate in effect December 31, 2018 and will reset at a future date.
(n)	Non-income producing security.
(o)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The
Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$13,929,926	$25,246,291	3.3%
TerreStar Corporation	Common Stocks	11/14/2014	$34,089,464	$37,032,887	4.8%

(p)	No dividend payable on security sold short.

As of December 31, 2018 $3,397,818 in cash was segregated or on deposit with the brokers to cover investments sold short and reverse repurchase agreement transactions and is included in “Other Assets&Liabilities”.

Purchased options contracts outstanding as of December 31, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
Euro Currency 2PM	$1.14	Goldman Sachs	January 2019	1,100	137,500,000	$1,111,200	$27,500

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended December 31, 2018 was $38,101,199 at a weighted average interest rate of 3.68%.

Reverse Repurchase Agreements outstanding as of December 31, 2018 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, 3-month LIBOR + 4.750%, FRN 2/1/2026	4.005	12/17/2018	1/17/2019	$4,208,464	$6,000,000	$(4,194,000)
BNP	Acis CLO, Ltd., Series 2014-3A, Class F, 3-month LIBOR + 5.60%, FRN 2/1/2026	4.205	12/17/2018	1/17/2019	3,043,982	5,000,000	(3,033,000)
Mizuho	FREMF Mortgage Trust Series 2018-K80, Class D, VRN 1.00%, 08/25/2050	3.810	10/25/2018	1/25/2019	32,221,707	96,460,500	(31,911,000)
Mizuho	FREMF Mortgage Trust Series 2018-K80, Class X2A 0.10%, 08/25/2050	3.810	10/25/2018	1/25/2019	5,091,092	1,041,773,000	(5,042,000)
Mizuho	FREMF Mortgage Trust Series 2018-K80, Class X2B 0.10%, 08/25/2050	3.810	10/25/2018	1/25/2019	1,226,830	244,366,905	(1,215,000)
Mizuho	FREMF Mortgage Trust Series 2018-KC02, Class C 0.00%, 08/25/2025	3.810	10/25/2018	1/25/2019	33,638,367	76,080,350	(33,314,000)
Mizuho	FREMF Mortgage Trust Series 2018-KC02, Class X2A 0.10%, 07/25/2025	3.810	10/25/2018	1/25/2019	3,482,582	912,966,000	(3,449,000)
Mizuho	FREMF Mortgage Trust Series 2018-KC02, Class X2B 0.10%, 08/25/2025	3.810	10/25/2018	1/25/2019	400,865	101,440,350	(397,000)
Mizuho	FREMF Trust Series 2018-KW04, Class C 0.00%, 12/25/2032	3.810	10/25/2018	1/25/2019	9,012,909	45,871,176	(8,926,000)
Mizuho	FREMF Trust Series 2018-KW04, Class X2A 0.10%, 09/25/2028	3.810	10/25/2018	1/25/2019	2,246,664	550,452,099	(2,225,000)
Mizuho	FREMF Trust Series 2018-KW04, Class X2B 0.10%, 12/25/2032	3.810	10/25/2018	1/25/2019	291,814	61,162,105	(289,000)

Total Reverse Repurchase Agreements						$3,141,572,485	$(93,995,000)

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	9

INVESTMENT PORTFOLIO (concluded)

As of December 31, 2018	NexPoint Strategic Opportunities Fund

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes Industry Concentration Table: (% of Net Assets)
Healthcare	0.0%
Utilities	0.2%

Total	0.2%

10	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)(unaudited)

Currency Abbreviations:
ARS	Argentine Peso
USD	United States Dollar

Glossary:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
DIP	Debtor-in-Possession
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
PIK	Payment-in-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

Annual Report	11

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018	NexPoint Strategic Opportunities Fund

($)
Assets
Unaffiliated investments, at value	663,950,928
Affiliated investments, at value (Note 11)	375,016,806

Total Investments, at value	1,038,967,734
Restricted Cash — Securities sold short, written options, and reverse repurchase agreements (Note 2)	3,397,818
Receivable for:
Dividends and interest	2,186,342
Investments sold	974,482
Variation margin on futures contracts	37,338
Prepaid expenses and other assets	53,201

Total assets	1,045,616,915

Liabilities
Due to custodian	7,854,306
Notes payable (Note 6)	145,512,979
Reverse repurchase agreements (Note 3)	93,995,000
Due to broker (Note 2)	16,849,631
Securities sold short, at value (Notes 2 and 8)	2,718,420
Payable for:
Distributions to shareholders	6,468,216
Investments purchased	2,196,531
Investment advisory and administration fees (Note 8)	959,793
Interest expense and commitment fees (Note 6)	747,621
Trustees’ fees	67,105
Transfer agent fees	11,703
Custody fees	22
Accrued expenses and other liabilities	524,415

Total liabilities	277,905,742

Commitments and Contingencies (Note 7)

Net Assets Applicable to Common Shares	767,711,173

Net Assets Consist of:
Par value (Note 1)	32,342
Paid-in capital	1,080,280,615
Total distributable earnings (loss)	(312,601,784)

Net Assets Applicable to Common Shares	767,711,173

Investments, at cost	857,468,910
Affiliated investments, at cost (Note 11)	422,917,227
Proceeds from securities sold short	3,490,022

Common Shares
Net assets	767,711,173
Shares outstanding (unlimited authorization)	32,342,416
Net asset value per share (Net assets/shares outstanding)	23.74

12	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018	NexPoint Strategic Opportunities Fund

($)
Investment Income
Income:
Dividends from unaffiliated issuers	8,778,950
Dividends from affiliated issuers (Note 11)	7,724,268
Less: Foreign taxes withheld	(3,720)
Dividends paid in kind from unaffiliated issuers	3,400,000
Interest from unaffiliated issuers	17,013,400
Interest paid in kind from affiliated issuers (Note 11)	2,102,601
Interest paid in kind from unaffiliated issuers	822,442
Other income	120,523

Total Income	39,958,464

Expenses:
Investment advisory (Note 8)	8,590,032
Administration fees (Note 8)	1,718,006
Legal fees	532,314
Reports to shareholders	361,852
Audit and tax preparation fees	359,280
Accounting services fees	209,856
Trustees fees (Note 8)	139,497
Registration fees	123,435
Transfer agent fees	62,612
Insurance	62,348
Tax expense	8,962
Dividends and fees on securities sold short (Note 2)	876
Interest expense and commitment fees (Note 6)	6,355,520
Other	151,311

Total operating expenses	18,675,901

Net investment income	21,282,563

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	23,163,304
Investments from affiliated issuers (Note 11)	1,516
Securities sold short (Note 2)	823,148
Written options contracts (Note 3)	9,700,263
Futures contracts (Note 3)	9,354,570
Foreign currency related transactions	(66,611)

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(46,052,610)
Investments in affiliated issuers (Note 11)	26,504,395
Securities sold short (Note 2)	868,824
Written options contracts (Note 3)	(5,761,638)
Foreign currency related translations	2,249

Net realized and unrealized gain (loss) on investments	18,537,410

Total increase in net assets resulting from operations	39,819,973

See accompanying Notes to Financial Statements.	13

STATEMENT OF CHANGES IN NET ASSETS

NexPoint Strategic Opportunities Fund

	Year Ended December 31, 2018 ($)	Year Ended December 31, 2017 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	21,282,563	18,501,375
Accumulated net realized gain(loss) from investments, securities sold short, written options, futures contracts and foreign currency transactions	42,976,190	(61,493,949)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	(24,438,780)	127,119,049

Net increase from operations	39,819,973	84,126,475

Distributions Declared to Common Shareholders(a)
Distribution	(21,840,799)	(47,702,500)
Return of Capital	(46,180,632)	(181,540)

Total distributions declared to common shareholders	(68,021,431)	(47,884,040)

Total increase/(decrease) in net assets from common shares	(28,201,458)	36,242,435

Share transactions:
Proceeds from sale of shares	201,766,602	139,872,720
Value of distributions reinvested	1,837,035	1,394,133

Net increase from shares transactions	203,603,637	141,266,853

Total increase in net assets	175,402,179	177,509,288

Net Assets
Beginning of period	592,308,994	414,799,706

End of period	767,711,173	592,308,994

Change in Common Shares
Issued for distribution reinvested	81,157	61,228
Shares issued in rights offering (Note 12)	9,494,823	6,682,882

Net increase/(decrease) in common shares	9,575,980	6,744,110

(a)

Per the Securities Exchange Commission release #33-10532 “Disclosure Update and Simplification”; it is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains.

The presentation for the year ended 12/31/2017 has been adjusted for this change.

14	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2018	NexPoint Strategic Opportunities Fund

($)
Cash Flows Provided by (Used in) Operating Activities
Net increase in net assets resulting from operations	39,819,973

Adjustments to Reconcile Net Increase In Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(669,227,004)
Purchases of investment securities from affiliated issuers	(232,433,046)
Proceeds from disposition of investment securities from unaffiliated issuers	408,110,244
Proceeds from disposition of investment securities from affiliated issuers	125,599,238
Purchases of short-term portfolio investments, net	563,854
Interest paid in kind from unaffiliated issuers	(822,442)
Interest paid in kind from affiliated issuers	(2,102,601)
Dividends paid in kind from unaffiliated issuers	(3,400,000)
Purchases of securities sold short	(79,102,874)
Proceeds of securities sold short	76,313,680
Purchased options transactions	2,224,614
Proceeds from written options	1,040,625
Paydowns at cost	20,965,000
Net accretion of discount	(4,682,771)
Net realized gain on investments from unaffiliated issuers	(23,163,304)
Net realized gain on investment from affiliated issuers	(1,516)
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(10,456,800)
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	24,438,780
Decrease in receivable for investments sold	2,942,959
Increase in receivable for dividends and interest	(538,980)
Increase in receivable for variation margin on futures contracts	(37,338)
Decrease in prepaid expenses and other assets	53,587
Decrease in payable for investments purchased	(1,806,122)
Decrease in payable due to broker	(35,295,275)
Increase in payables to investment advisory and administration fees	397,028
Increase in payable to transfer agent fees	7,359
Increase in payable to distributions to shareholders	6,468,216
Increase in payable to custody fees	22
Increase in payable for interest expense and commitment fees	615,161
Decrease in accrued expenses and other liabilities	(159,630)

Net cash flow used in operating activities	(353,686,116)

Cash Flows Received from (Used In) Financing Activities:
Increase in due to custodian	7,854,306
Increase in notes payable	130,461,898
Proceeds from reverse repurchase agreements	77,112,587
Distributions paid in cash	(66,184,396)
Proceeds from shares sold	201,766,602

Net cash flow received from (used in) financing activities	351,010,997

Effect of exchange rate changes on cash	(64,362)

Net decrease in cash	(2,739,481)

Cash, Restricted Cash, and Foreign Currency:*
Beginning of period	6,137,299

End of period	3,397,818

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	5,740,359

Reinvestment of distributions	$1,837,035

*

Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See accompanying Notes to Financial Statements.	15

FINANCIAL HIGHLIGHTS

NexPoint Strategic Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2018	2017	2016	2015*		2014

Net Asset Value, Beginning of Period	$26.02	$25.89	$22.92	$53.92		$11.34

Income from Investment Operations:

Net investment income(a)	0.75	0.93	4.08	8.75	(b)	0.82

Net realized and unrealized gain/(loss)	0.83	2.88	1.69	(16.08)		2.02

Total from investment operations	1.58	3.81	5.77	(7.33)		2.84

Less Distributions Declared to Common Shareholders:

From net investment income	(0.77)	(2.39)	(2.80)	(2.88)		(0.70)

From return of capital	(1.63)	(0.01)	—	—		—

From spin-off(d)	—	—	—	(20.79)		—

Total distributions declared to common shareholders	(2.40)	(2.40)	(2.80)	(23.67)		(0.70)

Issuance of Common Shares(e)

Shares issued	(1.46)	(1.28)	—	—		—

Net Asset Value, End of Period	$23.74	$26.02	$25.89	$22.92		$13.48

Market Value, End of Period	$19.93	$25.29	$22.77	$20.44		$11.23

Market Value Total Return(f)	(8.93)%	27.31%	27.69%	(18.09)%		26.77%

Ratios to Average Net Assets/Supplemental Data:

Net assets, end of period (in 000’s)	$767,711	$592,309	$414,800	$366,078		$860,877

Common Share Information at End of Period:

Ratios based on average net assets of common shares:

Gross operating expenses(g)	2.65%	2.58%	3.12%	3.43%		2.48%

Net investment income	3.02%	3.69%	17.34%	24.23	%(h)	6.45%

Ratios based on average Managed Assets (as defined in Note 8) of common shares:

Gross operating expenses(g)	2.14%	2.21%	2.17%	2.23%		1.68%

Net investment income (loss)	2.44%	3.16%	12.05%	15.79	%(i)	4.38%

Portfolio turnover rate(j)	48%	36%	41%	31%		59%

Average commission rate paid(k)	$0.0263	$0.0286	$0.0294	$0.0223		$0.0266

*	Per share data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split.
(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Includes non-recurring dividend from Freedom REIT.
(c)	Less than 0.005%.
(d)	On April 1, 2015, the Fund completed a spinoff transaction whereby shares of NexPoint Residential Trust, Inc. were distributed to shareholders in a pro-rata taxable distribution.
(e)

Shares issued at a discount to NAV. The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.

(f)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(g)	Supplemental expense ratios are shown below:

16	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)

NexPoint Strategic Opportunities Fund

	For the Years Ended December 31,
	2018		2017		2016	2015	2014

Ratios based on average net assets of common shares:

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.65%		2.58%		3.12%	3.43%	2.48%

Interest expense and commitment fees	0.90%		0.69%		0.93%	0.71%	0.50%

Dividends and fees on securities sold short	—	%(c)	—	%(c)	0.07%	0.24%	0.07%

Ratios based on average Managed Assets of common shares:

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.14%		2.21%		2.17%	2.23%	1.68%

Interest expense and commitment fee	0.73%		0.59%		0.65%	0.46%	0.34%

Dividends and fees on securities sold short	—	%(c)	—	%(c)	0.05%	0.15%	0.04%

(h)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 9.76%
(i)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 6.36%
(j)	Excludes in-kind activity
(k)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See accompanying Notes to Financial Statements.	17

NOTES TO FINANCIAL STATEMENTS

December 31, 2018	NexPoint Strategic Opportunities Fund

Note 1. Organization

NexPoint Strategic Opportunities Fund (formerly known as NexPoint Credit Strategies Fund) (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the year ended December 31, 2018. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2018, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize.

Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2018 is as follows:

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Senior Loans
Chemicals	$2,124,595	$—	$—	$2,124,595
Energy	1,231,224	—	1,231,224	—
Gaming & Leisure	7,741,953	—	—	7,741,953
Metals & Minerals	6,397,453	—	—	6,397,453
Telecommunications	19,888,704	—	—	19,888,704
Utilities	230,823	—	230,823	—
Asset-Backed Securities	26,692,356	—	26,194,548	497,808
Agency Collateralized Mortgage Obligations	120,830,530	—	120,830,530	—
Corporate Bonds & Notes		—
Energy	1,272,444	—	153	1,272,291
Telecommunications	—	—	—	—	(1)
Utilities	92,000	—	92,000	—
Foreign Corporate Bonds & Notes(2)	—	—	—	—	(1)
Sovereign Bonds	25,782,566	—	25,782,566	—
Convertible Foreign Bonds	800,000	—	800,000	—
Common Stocks
Chemicals	11,697,865	11,347,360	—	350,505
Commercial Services	6,966,794	6,966,794	—	—
Consumer Discretionary	112,378	112,378	—	—
Energy	36,347,736	36,347,736	—	—
Financial	41,489,110	4,543,958	—	36,945,152
Gaming & Leisure	—	—	—	—	(1)
Healthcare	8,305,927	8,305,927	—	—
Housing	—	—	—	—	(1)
Information Technology	47,580,123	47,580,123	—	—
Materials	110,918	110,918	—	—
Media & Telecommunications	26,915,779	1,427,756	25,246,291	241,732
Metals & Minerals	5,405,359	3,233,265	—	2,172,094
Pharmaceuticals	9,417,140	9,417,140	—	—
Real Estate	7,581,867	7,581,864	—	3
Real Estate Investment Trust	282,928,649	17,186,915	—	265,741,734
Retail	2,088,005	2,088,005	—	—
Telecommunications	37,032,887	—	—	37,032,887
Transportation	12,976,445	12,976,445	—	—
Utilities	23,203,763	23,203,763	—	—	(1)
Preferred Stocks
Financial	123,682,098	—	123,682,098	—
Real Estate	19,780,135	341,738	—	19,438,397
Real Estate Investment Trust	117,196,085	4,981,815	—	112,214,270

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds	$926,681	$926,681	$—	$—
Rights	1,197,721	—	1,197,721	—
Warrants
Energy	150,627	150,627	—	—
Gaming & Leisure	—	— (1)	—	—
Information Technology	493,135	—	493,135
Metals & Minerals	67,234	—	—	67,234
Registered Investment Companies	2,201,125	2,201,125	—	—
Purchased Put Options	27,500	27,500	—	—

Total Assets	1,038,967,734	201,059,833	325,781,089	512,126,812

Liabilities
Securities Sold Short(2)	(2,718,420)	(2,718,420)	—	—

Total Liabilities	(2,718,420)	(2,718,420)	—	—

Total	$1,036,249,314	$198,341,413	$325,781,089	$512,126,812

(1)	This category includes securities with a value of zero.

(2)	See Investment Portfolio detail for industry breakout.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the year ended December 31, 2018.

	Balance as of December 31, 2017	Transfers Into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2018
U.S. Senior Loans
Chemicals	$2,183,394	$—	$—	$28,541	$—	$(87,340)	$—	$—	$2,124,595	$(87,340)
Gaming & Leisure	7,071,528	—	—	—	—	234,395	436,030	—	7,741,953	234,395
Metals & Minerals	5,543,643	—	—	269,752	344	(236,633)	822,442	(2,095)	6,397,453	(236,633)
Telecommunications	17,771,215	—	—	(2,338)	—	17,226	2,102,601	—	19,888,704	17,226
Asset-Backed Securities	461,182	—	—	—	—	36,626	—	—	497,808	36,626
Corporate Bonds & Notes
Energy	1,272,291	—	—	—	—	—	—	—	1,272,291	—
Common Stocks
Chemicals	1,355,726	—	—	—	—	(1,005,221)	—	—	350,505	(1,005,221)
Financial	21,390,070	—	—	—	—	(423,093)	15,978,175	—	36,945,152	(423,093)
Housing	765,752	—	—	—	—	955,869	—	(1,721,621)	—	955,869
Media & Telecommunications	—	—	—	—	—	(1,568,526)	1,810,258	—	241,732	(1,568,526)
Metals & Minerals	4,276,983	—	—	—	—	(2,104,889)	—	—	2,172,094	(2,104,889)
Real Estate	3	—	—	—	—	(313,902)	313,902	—	3	(313,902)
Real Estate Investment Trust	156,715,028	—	—	—	—	31,670,477	202,955,467	(125,599,238)	265,741,734	31,670,477

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

	Balance as of December 31, 2017	Transfers Into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2018
Telecommunications	$34,612,021	$—	$—	$—	$—	$(79,040)	$2,499,906	$—	$37,032,887	$(79,040)
Utilities	410,867	—	—	—	—	93,590	—	(504,457)	—	93,590
Preferred Stocks
Real Estate	—	—	—	—	—	930,064	18,508,333	—	19,438,397	930,064
Real Estate Investment Trust	—	—	—	—	—	8,867,170	103,347,100	—	112,214,270	8,867,170
Warrants
Information Technology	432,166	—	(493,135)	—	—	60,969	—	—	—	—
Metals & Minerals	132,387	—	—	—	—	(65,153)	—	—	67,234	(65,153)

Total	$254,394,256	$—	$(493,135)	$295,955	$344	$36,982,589	$348,774,214	$(127,827,411)	$512,126,812	$36,921,620

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended December 31, 2018, $493,135 of the Fund’s portfolio investments was transferred from Level 3 to Level 2. Transfers from Level 3 to Level 2 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Real Estate Investment Trust	$265,741,735	Discounted Cash Flow	Discount Rate	10% - 14%
		Third-Party Valuation	Capitalization Rates	5.70% - 8.75%
Preferred Stock	131,652,667	Discounted Cash Flow	Discount Rate	8.5%
			Internal Rate of Return	14.0%
		Net Asset Value	N/A	N/A
Common Stock	76,742,372	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.80
			Risk Discount	33.0% - 35.8%
			Multiple of EBITDA	5.5x - 9.0x
			Liquidity Discount	10% - 25%
			Size Adjustment	10%
		Discounted Cash Flow	Discount Rate	11% - 15%
			Terminal Multiple	6.5x
		Transaction Analysis	Multiple of EBITDA	7.25x - 7.75x
		Bid Indication of Value	Enterprise Value ($mm)	$720.0 - $765.0
		Net Asset Value	N/A	N/A
U.S. Senior Loans	36,152,705	Discounted Cash Flow	Discount Rate	11.1% - 16.0%
			Spread Adjustment	0.0% - 0.1%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	10.79% - 18.61%
			Swap Rate	2.56% - 2.59%

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Category	Market Value at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Corporate Bonds & Notes	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Asset-Backed Securities	497,808	Discounted Cash Flow	Discount Rate	9.1%
Warrants	67,234	Multiples Analysis	Multiple of EBITDA	6.0x - 7.0x
		Discounted Cash Flow	Discount Rate	11%
			Terminal Multiple	6.5x
		Transaction Analysis	Multiple of EBITDA	7.25x - 7.75x
		Bid Indication of Value	Enterprise Value ($mm)	$720.0 - $765.0

Total	$512,126,812

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 10% to as high as 50% as of December 31, 2018. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable input useds in the fair value measurement of the Fund’s REIT assets are the discount rates and capitalization rates. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific discount, discount rate, spread adjustment, adjusted yield and swap rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, size adjustment, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and does not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $3,397,818 was held with the broker for the Fund. Additionally, securities valued at $2,718,420 was posted in the Fund’s segregated account as collateral.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Funds follow adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at December 31, 2018:

	Fair Value
Risk Exposure	Asset Derivative	Liability Derivative
Foreign Exchange Risk	$27,500	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018, is as follows:

Risk Exposure	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Commodity Risk	$430,497	(1)	$—
Equity Price Risk	19,163,649	(1)(2)(3)	(7,791,167	)(4)(5)
Foreign Currency Risk	2,779,749	(1)(2)(3)	(1,083,700	)(4)

(1) Statement of Operations location: Realized gain (loss) on future contracts.

(2) Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.

(3) Statement of Operations location: Realized gain (loss) on written options contracts.

(4) Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.

(5) Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

The average monthly volume of derivative activity for the year ended December 31, 2018, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Purchased Options Contracts	5,376	$—
Written Options Contracts	4,535	—
Futures Contracts(1)	—	290,915

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its portfolio securities, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable letters of credit issued by a bank as acceptable under the Fund’s securities lending agreement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

During the year ended December 31, 2018, the Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Fund.

For the year ended December 31, 2018, permanent differences chiefly resulting from foreign currency gains and losses, defaulted bonds, partnership basis adjustments, return of capital distributions from real estate investment trusts, passive foreign investment companies and, expired capital loss carry-overs, and paydowns and controlled foreign corporations were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income(1)	Accumulated Net Realized Gain/(Loss)(1)	Paid-in-Capital
$(1,095,303)	$44,615,422	$(43,520,119)

(1)	Included in Total Distributable Earning (Loss) on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$(637,084)	$(88,088,505)	$(223,876,195)

(1)	Other Temporary Differences is comprised of dividend payable.

For the year ended December 31, 2018, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the

26	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

No Expiration Long-Term(1)		Total
$88,088,505	(2)(3)	$88,088,505

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)	The Fund’s ability to utilize the capital loss carryforward may be limited.
(3)	During the current fiscal year, the Fund utilized $43,738,977 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 (unless otherwise indicated) is as follows:

Distributions Paid From:	2018	2017
Ordinary Income(1)	$21,840,799	$47,702,500
Return of Capital	46,180,632	181,540

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at December 31, 2018, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost
$93,544,219	$(317,420,486)	$(223,876,267)	$1,260,125,581

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, Controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Fund) basis adjustments and defaulted bonds.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2018, the Fund did not elect to defer net realized losses incurred from November 1, 2018 through December 31, 2018.

Note 6. Credit Agreements and Reverse Repurchase Agreement

On May 16, 2013, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. (“BNPP PB, Inc.”) (the “Committed Facility Agreement”). The current facility size of the Committed Facility Agreement is $135,000,000 and the Fund is required to pay 0.55% on the uncommitted balance and LIBOR + a spread on amounts borrowed. The spread ranges from 0.60% to 1.30% depending on the quality of the holdings pledged to collateralize the loan. The Fund has the right to terminate the Committed Facility Agreement on 90 days’ notice, and BNPP PB, Inc. has the right to terminate the Committed Facility Agreement immediately. As of December 31, 2018, the carrying value of the Committed Facility Agreement was $90,112,979. The fair value of the outstanding Committed Facility Agreement was estimated to be $90,297,918, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the year ended December 31, 2018, the average daily note balance was $84,315,130 at a weighted average interest rate of 2.82%, excluding any commitment fee. With respect to the note balance, interest expense of $2,412,315 and uncommitted balance fee of $32,389 are included in interest expense in the Statement of Operations.

On November 16, 2017, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed-upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction.

On February 16, 2018, the Fund entered into a bridge credit agreement (the “Bridge Agreement”) with KeyBank, NA (“KeyBank”) whereby KeyBank agreed to loan the Fund up to $36,500,000. The interest is paid at a rate of LIBOR + 2.00%. The Fund paid an upfront fee of $182,500 to KeyBank as a condition to closing. On February 16, 2018, KeyBank loaned $20 million to the Fund as a part of the Bridge Agreement. On May 29, 2018, the Fund amended the Bridge Agreement with KeyBank whereby KeyBank agreed to loan the Fund up to $71,500,000 with a refinancing date of August 31, 2018, subject to extensions. The Fund paid an upfront fee of $52,500 to KeyBank as a condition to add the new maturity and updated commitment. On August 14, 2018, the Fund amended and restated the Bridge Agreement with KeyBank whereby KeyBank agreed to loan the fund up to $75,000,000. On September 14, 2018, the available balance

Annual Report	27

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

stepped down to $60,000,000. The Fund paid an upfront fee of $375,000 to KeyBank as a condition to closing. The maturity date is August 29, 2020, subject to extensions, and interest is paid at a rate of LIBOR + 2.00%. As of December 31, 2018, the carrying value of the Committed Facility Agreement was $55,400,000. The fair value of the outstanding Committed Facility Agreement was estimated to be $55,639,130, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the year ended December 31, 2018, the average daily note balance was $35,538,767 at a weighted average interest rate of 4.11%, excluding any commitment fee. With respect to the note balance, interest expense of $1,477,257 and uncommitted balance fee of $81,746 are included in interest expense in the Statement of Operations.

Note 7. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding		% of Asset Coverage of Indebtedness
12/31/2018	$239,507,979		420.5%
12/31/2017	31,933,494		1,954.8
12/31/2016	124,983,081		431.9
12/31/2015	186,625,315	(1)	296.2	(1)(2)
12/31/2014	385,336,455		323.0
12/31/2013	318,500,000		327.5
12/31/2012	225,000,000		311.7
12/31/2011	173,000,000		356.1
12/31/2010	120,000,000		510.6
12/31/2009	112,000,000		509.6

(1)	Excludes borrowings of $29,300,000 deemed to be short-term in nature.
(2)

The Fund closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Fund calculated asset coverage of greater than 300%. The Fund received updated prices for certain instruments in January that were used for financial reporting purposes as part of this report. These updated prices pushed the percentage of asset coverage down to 296.2%. As of February 4, 2016, the date that the Fund declared the February monthly dividend, the percentage of asset coverage was over 300%.

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street Bank and Trust Company. The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses.

28	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

Annual Report	29

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Trust’s investment portfolio, it is possible that a significant amount of the Trust’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Trust’s investment portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s investment portfolio were varied in its investments with respect to several investment strategies.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed

30	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s primary illiquid asset, TerreStar. TerreStar is a nonoperating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. TerreStar currently anticipates such contest may take between 12 to 30 months and expects deployment of its other spectrum asset to require a similar period of time. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates. With regard to the likelihood of TerreStar regaining the terminated license, the Investment Adviser assigned a high probability of success, based in part in consultation with outside experts.

Note 10. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2018, were as follows:

Other Securities
Purchases	Sales
$908,492,835	$421,173,171

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2018:

Issuer	Shares at December 31, 2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2018	Shares at December 31, 2018	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Capital, REIT (Common Stocks)	8,271,300	$78,119,949	$20,690,206	$(73,176,876)	$—	$8,187,402	$33,820,681	10,837,183	$6,016,054
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	29,869,296	78,595,079	187,290,631	(52,422,362)	—	18,457,705	231,921,053	123,002,415	1,665,623
Specialty Financial Products, Ltd. (Common Stocks)	19,450,201	21,261,015	15,977,994	—	—	(417,924)	36,821,085	33,685,010	38,465
Other Affiliates
Gambier Bay LLC(1)	2,102,020	183,927	—	—	—	57,805	241,732	2,102,020	—
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	9,272,856	7,071,528	436,030	—	—	234,395	7,741,953	9,708,922	—
NexPoint Residential Trust, Inc.	—	—	1,293,295	—	1,516	85,949	1,380,760	39,394	4,126
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	17,916,883	52,383,236	4,600,170	—	—	(61,815)	56,921,591	20,041,413	2,102,601
United Development Funding IV	585,000	1,959,750	3,933,418	—	—	274,780	6,167,948	1,644,786	—

Annual Report	31

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Issuer	Shares at December 31, 2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2018	Shares at December 31, 2018	Affiliated Income
Other Controlled
Allenby (Common Stocks)	509,658	1	75,376	—	—	(75,376)	1	585,035	—
Claymore (Common Stocks)	1,636,026	2	238,526	—	—	(238,526)	2	1,874,553	—

Total	89,613,240	$239,574,487	$234,535,646	$(125,599,238)	$1,516	$26,504,395	$375,016,806	203,520,731	$9,826,869

(1)	Includes the value of iHeart Communications, Inc. bonds as of December 31, 2017 and subsequent activity.

Note 12. Rights Offering and Stock Repurchase Plan

On April 19, 2017, the Fund announced a non-transferable rights offering (the “2017 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 5, 2017 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $20.93 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 24, 2017 (the “2017 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2017 Expiration Date and on each of the four trading days preceding the 2017 Expiration Date. The 2017 Offering was oversubscribed, with total subscriptions equal to 233% of the primary offering. As a result of the 2017 Offering and the Fund’s exercise of an over-allotment option, 6,682,882 additional shares were issued. On November 2, 2016, the Fund announced a stock repurchase plan (the “Repurchase Plan”) initially sized at $10 million as approved by the Board. The Repurchase Plan was scheduled to begin in December 2017 and continue for approximately six months. In connection with the Offering, the Board approved the extension of the Repurchase Plan for a period of one year from the 2017 Expiration Date. The Repurchase Plan expired on May 24, 2018. No repurchases were made as part of the repurchase plan prior to its expiration.

On April 20, 2018, the Fund announced a non-transferable rights offering (the “2018 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 9, 2018 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $21.30 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 29, 2018 (the “2018 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2018 Expiration Date and on each of the four trading days preceding the 2018 Expiration Date. The 2018 Offering was oversubscribed, with total subscriptions equal to 177% of the primary offering. As a result of the 2018 Offering and the Fund’s exercise of an over-allotment option, 9,494,823 additional shares were issued.

Note 13. New Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify a number of disclosure requirements on fair value measurements required to be reported under Topic 820, Fair Value Measurement. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

32	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

December 31, 2018	NexPoint Strategic Opportunities Fund

Note 14. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2018, both NexPoint Real Estate Opportunities, LLC and NexPoint Real Estate Capital, LLC were considered significant unconsolidated subsidiaries under Regulation S-X Rule 4-08(g). Both subsidiaries are wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these significant unconsolidated subsidiaries is presented below:

	NexPoint Real Estate Capital, LLC December 31, 2018	NexPoint Real Estate Opportunities, LLC December 31, 2018
Balance Sheet:
Current Assets	$295,000	$51,145,000
Noncurrent Assets	33,279,000	766,518,000

Total Assets	33,574,000	817,663,000
Current Liabilities	190,000	35,924,000
Noncurrent Liabilities	887,000	558,160,000

Total Liabilities	1,077,000	594,084,000
Preferred Stock	100,000	125,000
Non-controlling interest (in consolidated investments)	—	34,740,000
Invested Equity	32,397,000	188,714,000

Total Equity	32,497,000	223,579,000

	NexPoint Real Estate Capital, LLC For the Year Ended December 31, 2018	NexPoint Real Estate Opportunities, LLC For the Year Ended December 31, 2018
Summary of Operations:
Net Sales	$8,629,000	$91,604,000
Gross Profit	8,307,000	1,764,000
Net Income	8,291,000	1,480,000
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	16,000	284,000

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued. Other than the matters below, no such subsequent events were identified. During the year ended December 31, 2018, it was determined that the valuation of the Fund’s investment in equity issued by TerreStar Corporation should be revised for a period that extended through the 2018 Offering. Subsequent to December 31, 2018, it was determined that participants in the 2018 Offering over-contributed due to the revised value of this position by approximately $2.7 million. As of the time of the filing of these financials, the Investment Adviser is still evaluating the total impact on the Fund, which will be resolved as soon as practicable. Any overpayment by shareholders will be refunded in accordance with the Fund’s NAV error policy.

Annual Report	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of NexPoint Strategic Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of NexPoint Strategic Opportunities Fund (the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights, for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Dallas, Texas

March 1, 2019

We have served as the auditor of one or more investment companies of NexPoint Advisors, L.P. and its affiliates since 2004.

34	Annual Report

ADDITIONAL INFORMATION

December 31, 2018	NexPoint Strategic Opportunities Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a December 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2018 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2018, the Fund hereby designates the following items with regard to distributions paid during the year.

Qualified Dividends and Corporate Dividends Received Deduction	Qualified Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
8.25%	5.58%	48.88%

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust

Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of

Annual Report	35

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Fund’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Fund’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, American Stock Transfer & Trust Company (“AST”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Fund’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at AST for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Fund’s common shares are trading at a discount, AST will purchase common shares on behalf of participants in open-market purchases. If the Fund’s common shares are trading at a premium, AST may purchase common shares on behalf of participants in open market purchases or the Fund may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. AST maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by AST on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. AST will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, AST will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Fund and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Fund’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Fund, any participating affiliate of the Fund or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax

36	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Fund. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Fund, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Approval of NexPoint Strategic Opportunities Fund Investment Advisory Agreement

The Fund has retained NexPoint Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement was initially approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following the initial two-year term, the Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During telephonic meetings held on August 16, 2018 and August 28, 2018, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2018 with respect to the Fund. The primary objective of the meetings was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 16-17, 2018, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2018. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with meetings of the Board of Trustees, including: (1) information regarding the financial soundness of the Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser and comparable funds managed by unaffiliated advisers, both of which follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. After the August 2018 meetings, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Trustees received an independent report from Morningstar Inc. (“Morningstar”), an independent source of investment company data, relating to the Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memoranda regarding their responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including portfolio manager compensation arrangements. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing their duties under the Agreement, and that the nature and the quality of such advisory services were satisfactory.

Annual Report	37

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

The Investment Adviser’s historical performance in managing the Fund

The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. With respect to the Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund, as well as comparable indices and the Fund’s applicable Morningstar category. The Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Agreement relating to the Fund for an additional one-year period.

Among other data relating specifically to the Fund’s performance, the Board took note of Morningstar’s explanatory note concerning its peer grouping analysis that, due to the limited number of funds in the closed-end universe, Morningstar included peers from both the Fund’s native tactical allocation category, as well as the allocation 50-70% equity category, and relaxed its asset size criterion significantly in order to include a sufficient number of funds.

The Board then considered that the Fund outperformed its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond TR USD Index over the one-, three, five- and 10-year periods ended June 30, 2017; however it underperformed over the 3-year period ended June 30, 2018. The Board noted that the Fund underperformed its Morningstar peer group median and classification median over the three-year period; however, it outperformed its Morningstar peer group median and classification median for the one- and five-year periods ended June 30, 2018. The Board also took into account management’s discussion of the Fund’s performance. With respect to performance that lagged the Fund’s Morningstar peer group median, category median and/or benchmark for certain periods, the Trustees considered information provided by the Investment Adviser relating to the attribution of performance results for the Fund, including information that demonstrated that the Fund’s underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Investment Adviser that were reasonable under the circumstances prevailing at the time and consistent with the Fund’s investment objective and policies.

With respect to the Fund, the Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Agreement.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from their relationship with the Fund

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions, and, with respect to any Fund investments in one or more other funds in the Highland fund complex, the fees paid to the Investment Adviser of the underlying Fund and its affiliates with respect to such investments. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser with respect to the Agreement were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the respective asset levels of the Fund over time and historical net expenses relative to such asset levels, the information provided by the Investment Adviser

38	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

relating to their costs and information comparing the fee rates charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser, on the one hand and shareholders of the Fund on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Conclusion

Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Agreement and its various provisions, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent

Trustees, unanimously agreed that the Agreement, including the advisory fees to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 22, 2018. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect John Honis as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting.	19,604,202	672,866
To elect Dustin Norris as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting.	19,755,210	521,858

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: Dr. Bob Froehlich, Timothy K. Hui, Ethan Powell and Bryan A. Ward.

Annual Report	39

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources Emeritus and Special Assistant to the President at Cairn University since July 2018; Dean of Educational Resources at Cairn University from July 2012 until June 2018 and from July 2006 to January 2008.	24	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	24	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

40	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012.	24	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of AmericanSports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 until March 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	41

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	24	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); and Manager of American Home Patient (from November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors/trustees.

42	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Ethan Powell[4] (6/20/1975)	Trustee and Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NexPoint Strategic Opportunities Fund (“NHF”) from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	24	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Annual Report	43

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris[5] (1/6/1984)	Trustee and Secretary	Indefinite Term; Trustee since February 2018; and Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018; Head of Distribution at HCMFA since November 2017; Secretary of Highland Floating Rate Opportunities Fund (“HFRO”), Highland Global Allocation Fund (“GAF”), HFI and HFII since October 2017; Assistant Secretary of HFRO and GAF from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Latin American Opportunities Fund (the “Interval Funds”) since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.	24	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

44	Annual Report

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

1

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

2

The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, HFRO, GAF, the Interval Funds, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of December 31, 2018, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $556,000 from another affiliate of the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000- $550,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

4	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
5	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

James Dondero (6/29/62)	President (Principal Executive Officer)	Indefinite Term; President since May 2015	President of Highland Capital Management, L.P., which he co-founded in 1993; Chairman of the Board of NexPoint Residential Trust, Inc. since May 2015; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund(all series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund (series of HFI) and a Portfolio Manager of NexPoint Capital, Inc. since 2014; President of NexPoint Real Estate Advisors, L.P. since May 2015; President of NexPoint Real Estate Advisors II, L.P. since June 2016; President and Portfolio Manager of NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Opportunistic Credit Fund since 2016.

Frank Waterhouse (4/14/1971)	Treasurer; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017.	Principal Financial Officer and Principal Accounting Officer of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, NexPoint Capital, Inc., NexPoint Credit Strategies Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Treasurer of NexPoint Real Estate Strategies Fund since March 2016; Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NexPoint Credit Strategies Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.

Annual Report	45

ADDITIONAL INFORMATION (continued)

December 31, 2018	NexPoint Strategic Opportunities Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017	Assistant Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Assistant Treasurer of Highland Funds I, Highland Funds II, NexPoint Credit Strategies Fund, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since March 2017; and Chief Accounting Officer at HCM since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer and Anti-Money Laundering Officer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of Highland Funds I, Highland Funds II, NexPoint Credit Strategies, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since September 2015; and Chief Compliance Officer for HCMFA and NexPoint Advisors, L.P since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since December 2015	Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Credit Strategies Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Credit Strategies Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Latin American Opportunities Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

(1)

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

(2)

The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, Highland Floating Rate Opportunities Fund (“FRO”), Highland Global Allocation Fund II (“GAFII”), NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act.

(3)	Independent Trustees are those who are not “interested persons” as that term is defined under Section 2(a)(19) of the Investment Company Act.

46	Annual Report

ADDITIONAL INFORMATION (concluded)

December 31, 2018	NexPoint Strategic Opportunities Fund

(4)

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Investment Adviser until his resignation in November 2014. As of September 30, 2017, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $880,000 from another affiliate of the Investment Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Investment Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Investment Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

(5)	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

Annual Report	47

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000,

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Strategic Opportunities Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-866-351-4440 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 28, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-351-4440.

48	Annual Report

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Strategic Opportunities Fund	Annual Report, December 31, 2018

www.nexpointadvisors.com	NHF-AR-1218

Item 2.	Code of Ethics.

(a)

NexPoint Strategic Opportunities Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $286,500 for the fiscal year ended December 31, 2018 and [$320,500] for the fiscal year ended December 31, 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,500 for the fiscal year ended December 31, 2018 and $24,000 for the fiscal year ended December 31, 2018. The nature of the services related to agreed-upon procedures, performed on the Registrant’s semi-annual financial statements, and the issuance of the auditors’ reports in connection with the Registrant’s 17F-2 security counts.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,430 for the fiscal year ended December 31, 2018 and $15,280 for the fiscal year ended December 31, 2018. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2018.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $337,500 for the fiscal year ended December 31, 2018 and [$375,500] for the fiscal year ended December 31, 2018.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui*

Bryan A. Ward

*

During the period covered by the report Timothy K. Hui was a member of the Audit Committee. Effective March 1, 2019, Mr. Hui retired and Ethan Powell was appointed to the Audit Committee. Mr. Powell is not an “interested person” as defined in the 1940 Act

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NEXPOINT ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which HCMLP (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [                    .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [                    .com] by the Settlement Designee or by sending voting instructions to [                    .com] and [                    .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [                    .com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrantshall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero — Mr. Dondero has over 25 years of experience in credit markets. In addition to his role at NexPoint Advisors, L.P. (“NexPoint” or the “Adviser”), Mr. Dondero is the co-founder and President of Highland Capital Management, L.P. and NexPoint Advisors, L.P. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero currently serves as Chairman of NexBank SSB and serves on the Board of Directors of American Banknote Corporation, Metro-Goldwyn-Mayer, Jernigan Capital, Inc., Cornerstone Healthcare Group, and Texmark Timber Treasury, L.P.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2018.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	11	$1,773	1	$90
Other Pooled Investment Vehicles:	2	$773	2	$73
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

The Adviser is an affiliate of Highland Capital Management Fund Advisors, L.P. (“HCMFA”). The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Trust. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, including HCM and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Registrant, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

NexPoint’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Registrant as of December 31, 2018.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	Over $1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the NexPoint Strategic Opportunities Fund (the “Registrant”) or any “affiliated purchaser” during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness for the Registrant relating to the application of ASC 820 and reasonableness and reliability of assumptions used in the fair value model which are monitored by the Valuation Committee through the operation of a review control. This control was not designed at an appropriate level of precision to ensure the accurate valuation of Level 3 securities. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness resulted in material pricing errors related to a hard-to-value security held by the Registrant, over a period of time, which resulted in the reprocessing of investor capital activity. Additionally, this material weakness could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management has developed a plan to remediate the material weakness described above. Management utilizes a Valuation Sub-Committee as part of its existing valuation process. Management will undertake the addition of a review control by adding one or more members to the Valuation Sub-Committee to conduct control activities designed to operate at a level of precision which will enable such errors to be detected. Additionally, Management will undertake enhancements to its Valuation Committee by providing training materials to members of its Valuation Committee with respect to the application of ASC 820 as well as the usage of subject matter expert inputs as inputs to fair value determinations. Finally, management will undertake enhancements to its review control by designing additional control activities to more precisely assess the application of ASC 820 to fair value models.

(b)

Changes in Internal Controls. Other than the planned enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities: $0

(2) All fees and/or compensation for securities lending activities and related services: $0

(3) Aggregate fees/compensation: $0

(4) Net income from securities lending activities: $0

(b)

The Registrant may lend up to 33 1/3% of the Registrant’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is not disclosed in the Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between State Street, as the securities lending agent, and the Registrant.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 6, 2019

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: March 6, 2019